EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

I, Charles R. Nessmith, President and Chief Executive Officer of FMB Equibanc, Inc. (the “Company”) do hereby certify, in accordance with 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)
The Quarterly Report on Form 10-QSB of the Company for the period ended June 30, 2005 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 12, 2005	By:	/s/Charles R. Nessmith
Charles R. Nessmith
President and Chief Executive Officer

24